                                                                    Exhibit 10.7

                                   WAIVER NO.1

     WAIVER NO. 1 (this "Waiver"), dated as of August 18, 2003, with respect to that certain Plan Support Agreement (together with exhibits, annexes and attachments thereto, the "PSA"), dated as of August 8, 2003 by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"), Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Silicon Valley ("DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), and (ii) the Consenting Subordinated Noteholders signatory thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the PSA.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the PSA, the Consenting Subordinated Noteholders have agreed to implement a restructuring and reorganization of the Company Group pursuant to the Restructuring Terms as set forth on the Term Sheet;

     WHEREAS, the Company Group has requested that the Consenting Subordinated Noteholders holding at least one-half (1/2) in aggregate principal amount of the debt held by Consenting Subordinated Noteholders (the "Required Subordinated Noteholders") enter into this Waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Waiver. The parties hereto hereby agree that:

          (a) in light of the blackout that occurred on August 14, 2003, provided that DDi and DDi Capital file (i) voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court on or prior to August 21, 2003 (the "Petition Date") and (ii) the Conforming Disclosure Statement and the Conforming Plan with the Bankruptcy Court on or prior to August 30, 2003, and further provided that, the Required Lenders execute a waiver in the form annexed hereto as Exhibit A, (x) no Termination Event shall be deemed to have occurred under the PSA as a result of any default in the observance of Section 5(ii)(A) of the PSA and (y) no Termination Event will be deemed to have occurred under the PSA as a result of any default in the observance of Section 5(ii)(B) of the PSA;

     2. Agreements of the Required Subordinated Noteholders.

          (a) Amendment to PSA. By execution of this Waiver, each Required Consenting Subordinated Noteholder agrees to execute the first amendment to the PSA, in the form annexed hereto as Exhibit C (the "First Amendment"), provided that the First Amendment shall only become effective if holders of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Senior Discount Notes (collectively, the "Consenting Senior Discount Noteholders") execute a Senior Discount Noteholder Plan Support Agreement ("SDPSA"), in the form annexed hereto as Exhibit D prior to the Petition Date

     3. Representations and Warranties. Each member of the Company Group hereby represents and warrants as of the date hereof that, after giving effect to this Waiver, (a) other than the Termination Events listed in this Waiver, no other Termination Event has occurred and is continuing, (b) all representations and warranties of each member of the Company Group contained in the PSA are true and correct in all material respects with the same effect as if made on and as of such date, and (c) the persons named below are duly authorized to execute and deliver, on behalf of each member of the Company Group, the Waiver; such persons are now the respective duly elected and qualified officers of each member of the Company Group, holding the offices indicated next to their respective names and the signature set forth on the signature line opposite their respective names is such officer's true and genuine signature, provided that the references to the PSA therein shall be deemed to be references to this Waiver and to the PSA as modified by this Waiver.

     4. No Change. Except as expressly provided herein, no term or provision of the PSA shall be amended, modified or supplemented, and each term and provision of the PSA shall remain in full force and effect.

     5. Reservation of Rights. Each member of the Company Group jointly and severally acknowledges and agrees that, (a) the Consenting Subordinated Noteholders shall preserve all rights, remedies, power or privileges set forth in the PSA and under applicable law and (b) nothing contained herein shall in any way limit or otherwise prejudice, and the Consenting Subordinated Noteholders have reserved their right to invoke fully, any right, remedy, power or privilege which the Consenting Subordinated Noteholders may not have or may have in the future under or in connection with the PSA and applicable law, or diminish any of the obligations of any member of the Company Group contained in the PSA. The rights, remedies, powers and privileges of the Consenting Subordinated Noteholders provided under this Waiver and the PSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     6. Effectiveness. This Waiver shall become effective as of the date hereof upon receipt by the Company Group of counterparts hereof duly executed by each member of the Company Group and the Required Consenting Subordinated Noteholders.

     7. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNES5 WHEREOF, the parties have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        DDi CAPITAL CORP.


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        DYNAMIC DETAILS, INCORPORATED


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        DYNAMIC DETAILS, INCORPORATED, SILICON
                                        VALLEY


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        DYNAMIC DETAILS TEXAS, L.P.


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        By: DDi-TEXAS INTERMEDIATE HOLDINGS,
                                            L.L.C.


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO

                                        By: DYNAMIC DETAILS INCORPORATED,
                                            COLORADO SPRINGS


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO


                                        By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                        By: /s/ JOHN STUMPF
                                            ------------------------------------
                                            Title: CFO

                                        ARGENT, as a 6.25%
                                        Subordinated Noteholder


                                        By: /s/ NATE BROWN
                                            ------------------------------------
                                            Name: Nate Brown
                                            Title: Illegible

[Signature Page to Waiver No. 1]

                                        PROVIDENCE CAPITAL, LLC,
                                        ON BEHALF OF AQUITANIA PARTNERS, LP
                                        _______, LP; ___________
                                        MAURETANIA PARTNERS, LP; AND RAM
                                        CSA LIMITED, as a 5 1/2%
                                        Subordinated Noteholder


                                        By: /s/ JOHN C. KOPCHIK
                                            ------------------------------------
                                            Name: John C. Kopchik
                                            Title: PRESIDENT,
                                                   PROVIDENCE CAPITAL, LLC

[Signature Page to Waiver No. 1]

                                        PROVIDENCE CAPITAL, LLC
                                        ON BEHALF OF
                                        MAURETANIA PARTNERS, LP, as a ____%
                                        Subordinated Noteholder


                                        By: /s/ JOHN C. KOPCHIK
                                            ------------------------------------
                                            Name: John C. Kopchik
                                            Title: PRESIDENT,
                                                   PROVIDENCE CAPITAL, LLC

[Signature Page to Waiver No. 1]

                                        Tablerock Fund Management, as a 5 1/4%
                                        Subordinated Noteholder


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: ______________
                                            Title: Member, Authorised Signatory

[Signature Page to Waiver No. 1]

                                        Tablerock Fund Management, as a 6 1/4%
                                        Subordinated Noteholder


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Member, Authorised Signatory

[Signature Page to Waiver No. 1]

                                        [ILLEGIBLE], as a 5.25%
                                        Subordinated Noteholder


                                        By: /s/ DAVID SHERMAN
                                            ------------------------------------
                                            Name: David Sherman
                                            Title: President of Cohanzide
                                                   Capital Management

[Signature Page to Waiver No. 1]